Exhibit 10.7
SECOND AMENDMENT
TO THE
PLUM CREEK PENSION PLAN

The Plum Creek Pension Plan (“Plan”), as amended and restated effective January 1, 2012 (“2012 Restatement”), is amended as follows, pursuant to Section 12.1 of the Plan, effective as indicated below:

1.
Section 1.32 Partner, in Part A, and Section 1.26 Partner, in Part B, are each amended effective September 16, 2013, by deleting the first sentence, in its entirety, and replacing it with the following:

“Partner” means a person who is not a Spouse and who is a same-sex domestic partner of a Participant, if the Participant has submitted an affidavit to the Pension Committee, in the form required by the Pension Committee, in which the Participant establishes that the Participant and the domestic partner are either:

(a)	registered with a state as domestic partners; or

(b)	not registered with a state as domestic partners, but:

(i)	are of the same sex;

(ii)	have been in an established domestic partnership for at least six months;

(iii)	are the sole domestic partner of each other and intend to remain so indefinitely;

(iv)	live together and intend to do so indefinitely;

(v)	are jointly responsible for each other’s welfare and common financial obligations;

(vi)	are not legally married to anyone else;

(vii)	are not related by blood to a degree that would prohibit legal marriage; and

(viii)	are of at least the age of legal consent in the state in which they live.

2.	Section 1.27 Hour of Service, in Part A, is amended effective December 7, 2013, by replacing the table thereunder, with the following table:

Acquired Company	Acquisition Date	Participation Date
Riverwood International Corporation	October 17, 1996	October 18, 1996
Canfor USA	May 31, 1998	June 1, 1998
S.D. Warren	November 12, 1998	November 13, 1998
Escanaba Timber LLC	November 15, 2005	November 16, 2005
MeadWestvaco Corporation	December 6, 2013	December 7, 2013

3.	Section 1.48 Year of Service, in Part A, is amended effective December 7, 2013, by replacing the table thereunder, with the following table:

Acquired Company	Acquisition Date	Participation Date
Riverwood International Corporation	October 17, 1996	October 18, 1996
Canfor USA	May 31, 1998	June 1, 1998
S.D. Warren	November 12, 1998	November 13, 1998
Escanaba Timber LLC	November 15, 2005	November 16, 2005
MeadWestvaco Corporation	December 6, 2013	December 7, 2013

4.	Section 2.1 Eligibility for Participation, in Part A, is amended effective December 7, 2013, by replacing the table thereunder, with the following table:

Acquired Company	Acquisition Date	Participation Date
Riverwood International Corporation	October 17, 1996	October 18, 1996
Canfor USA	May 31, 1998	June 1, 1998
S.D. Warren	November 12, 1998	November 13, 1998
Escanaba Timber LLC	November 15, 2005	November 16, 2005
MeadWestvaco Corporation	December 6, 2013	December 7, 2013
The Timber Company*	October 6, 2001	October 7, 2001

IN WITNESS WHEREOF, the Company has caused this Second Amendment to the Plan to be executed on this 16th day of December, 2013.

PLUM CREEK TIMBERLANDS, L.P. By PLUM CREEK TIMBER I, L.L.C., Its General Partner

/s/ Christine Wiltz	By: /s/ David W. Lambert
Witness	David W. Lambert Senior Vice President and Chief Financial Officer